EXHIBIT 10.2
                                                                    ------------

                            AMENDMENT NO. 6 TO LEASE


            THIS AMENDMENT NO. 6 TO LEASE (the "Sixth Amendment") is made and entered into as of the 22nd day of April, 2002 between Landlord and Tenant named below.

                        LANDLORD:          LONG WHARF DRIVE, LLC
                                           310 Orange Street
                                           New Haven, CT 06511

                        TENANT:            DSL.net, Inc.
                                           545 Long Wharf Drive
                                           New Haven, CT 06511

                        BUILDING:          545 Long Wharf Drive
                                           New Haven, CT 06511


            WHEREAS, Landlord and Tenant executed a lease dated as of January 29, 1999, as amended by that certain Amendment No. 1 to Lease dated as of June 9, 1999, that certain Amendment No. 2 to Lease dated as of November 9, 1999 (the "Second Amendment"), that certain Amendment No. 3 to Lease dated as of January 20, 2000, that certain Amendment No. 4 to Lease dated as of February 8, 2000, and that certain Amendment No. 5 to Lease dated as of November 12, 2001 (collectively, the "Lease"); and

            WHEREAS, by this Sixth Amendment, Tenant wishes to surrender 15,600 rentable square feet located on the ninth floor of the Building, which space is the entire space identified in the Second Amendment as the "Ninth Floor Space"; and

            WHEREAS, Landlord and Tenant wish to execute an amendment of the Lease stating, among other things, the new area of the Premises and Tenant's adjusted Proportionate Share.

            NOW, THEREFORE, the parties to this Sixth Amendment, in consideration of the covenants hereinafter contained and the sum of One Dollar ($1.00) to each party paid by the other, the receipt and sufficiency of which is hereby acknowledged, do covenant and agree as follows:

            1. All capitalized terms used in this Sixth Amendment, but not defined herein, shall have the same meanings ascribed thereto in the Lease.

            2. On or prior to 5:00 p.m. local time on April 30, 2002 (the "Surrender Date"), Tenant shall vacate the Ninth Floor Space and surrender the Ninth Floor Space in the condition required in the Lease.

            3. Landlord and Tenant hereby agree that upon Tenant complying with its obligations set forth in Paragraph 2 hereof, (a) the Lease, with respect to the Ninth Floor Space only, shall terminate and be of no further force or effect as of May 1, 2002, and (b) as of May 1,

2002, Landlord and Tenant shall be released from any and all obligations under the Lease with respect to the Ninth Floor Space, except those by which the express terms of the Lease survive the expiration or termination thereof. Except as otherwise set forth in the immediately preceding sentence, neither Landlord nor Tenant shall have any rights, liabilities or obligations under the Lease with respect to the Ninth Floor Space for the period accruing after the Surrender Date.

            4. Commencing as of May 1, 2002, and continuing for the duration of the Sixth Floor Term, as the same may be extended, Me paragraph entitled "Tenant's Proportionate Share" in Paragraph 3 of the Lease, is hereby amended by deleting the term "21.03%" and inserting the term "15.2%" in lieu thereof, which percentage is obtained by dividing the number of rentable square feet in the Premises (40,552) by the number of rentable square feet in the Building (267,052).

            5. Effective as of May 1, 2002, Tenant's allocation of parking spaces shall be reduced by an amount equal to 2.00 spaces for every 1,000 rentable square feet of the Ninth Floor Space, which, based on 15,600 rentable s square feet, equates to a reduction of thirty-one (31) spaces.

            6. Each party represents to the other that it has not dealt with any broker, agent or other intermediary who is or nay be entitled to be paid a broker commission or finders fee in connection with this Sixth Amendment, except Equis Corporation, whose fees shall be the sole responsibility of Landlord pursuant to a separate agreement between Equis Corporation and Landlord. Each party agrees to indemnify the other and hold it harmless from all liabilities arising from breach of the representations stated above, The representations and obligations contained in this Paragraph 6 shall survive the termination of the Lease.

            7. Except as modified by this Sixth Amendment, the terms and provisions of the Lease are hereby confirmed and ratified, and that instrument shall remain in full force and effect as modified herein.

            IN WITNESS WHEREOF, Landlord and Tenant have signed this Sixth Amendment as of the day and year first above written.

Signed,. Sealed, and Delivered               LANDLORD:
in the Presence of:                          LONG WHARF DRIVE, LLC

 /s/                                         By:  /s/ Joseph D. Buckman
------------------------------                   -------------------------------

 /s/                                         Its: Director-Transactions
------------------------------
                                             TENANT:
                                             DSL.net, Inc.

 /s/                                         By:  /s/ Robert J. De Santis
------------------------------                   -------------------------------

 /s/                                         Its: Authorized Signatory
------------------------------

STATE OF    Illinois                )
                                     ss.:
COUNTY OF   Cook                    )


            On this the 22nd day of April, 2002, before me Denise Johnson, the undersigned officer, personally appeared Joseph D. Buckman, who acknowledged himself/herself to be the Director-Transactions of Long Wharf Drive, LLC and that he/she, as such and being authorized to do so, executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.


OFFICIAL SEAL                                /s/ Denise Johnson
                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: 3-4-2003




STATE OF    Connecticut )
                                                  ss.:
COUNTY OF   New Haven   )


On this the 12th day of April, 2002, before me Emily Robakiewicz the undersigned officer, personally appeared Robert J. De Santis, who acknowledged himself/herself to be the Chief Financial Officer of DSL.net, Inc., and that he/she, as such CFO, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             /s/ Emily Rbakiewicz
                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: 2/28/03